Evergreen South Carolina Municipal Bond Fund: Semiannual Report as of February 28, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
32	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

April 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for Evergreen South Carolina Municipal Bond Fund, which covers the six-month period ended February 28, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past six months. Uncertainty over the strength of the economic recovery and fears of war and terror combined to frequently threaten those in the fixed income markets. While strength in stocks during the early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. Particularly in the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risk effectively. And managing risk was extremely important in both total return and relative performance. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from increased valuations and falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred in 2002 and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a broad range of investment needs. Third, many

LETTER TO SHAREHOLDERS continued

investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to also perform well. Finally, longer-dated issues outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains low, as potential war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, and many municipalities needing resources to fund programs, issuance could once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue to underweight stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with the clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows. Unemployment rates in the range of 6% and global tensions should potentially keep the Federal Reserve Board on the sidelines for much of 2003. As the markets sense an improved outlook, however, interest rates could begin a gradual climb in the second half of the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield could be adequately positioned for this scenario.

LETTER TO SHAREHOLDERS continued

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of February 28, 2003

"While we believe the move to higher rates will not be without its challenges, shifting market conditions typically create opportunities for the longer-term."

PORTFOLIO MANAGEMENT

Charles E. Jeanne, CFA
Tax-Exempt Fixed Income Team

CURRENT INVESTMENT STYLE1

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 1/3/1994
	Class A	Class B	Class C	Class I
Class Inception Date	1/3/1994	1/3/1994	3/27/2002	2/28/1994

6-month return with sales charge	-2.03%	-2.49%	0.54%	N/A

6-month return w/o sales charge	2.89%	2.51%	2.51%	3.02%

Average Annual Returns*

1 year with sales charge	1.85%	1.16%	4.20%	N/A

1 year w/o sales charge	6.96%	6.16%	6.22%	7.22%

5 year	4.12%	4.02%	4.80%	5.41%

Since Portfolio Inception	5.00%	4.79%	5.36%	5.82%

Maximum Sales Charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.62%	3.06%	3.04%	4.05%

Tax-Equivalent Yield**	5.90%	4.98%	4.95%	6.60%

6-month income dividends per share	$0.20	$0.16	$0.16	$0.21

6-month capital gain distributions per share	$0.01	$0.01	$0.01	$0.01

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Morningstar's Style Box is based on a portfolio date as of 12/31/2002.

The fixed income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class C would have been lower and returns for Class I would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen South Carolina Municipal Bond Fund Class A shares,2 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor's affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of February 28, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of 2.89% for the six-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index returned 3.36%, while the median return of funds in the Lipper South Carolina Municipal Debt Funds Classification was 2.76%. Lipper, Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 2/28/2003)

Total Net Assets	$441,265,423

Average Credit Quality*	AA

Effective Maturity	11.8 years

Average Duration	5.0 years

* Source: Standard & Poor's

What was the fund's investment environment like during the period?

The environment was positive. Continued sluggishness in the economy, rising tensions with Iraq and North Korea, limited supply, and the relative attractiveness of the tax-advantaged sector versus taxable alternatives all contributed to the market's solid tone.

Prices rose across all maturities; however, bonds with five-to-seven year maturities, as well as securities with maturities longer than 15-years were particularly strong performers. The yield curve became extremely steep, during the period--meaning that investors were able to secure substantially higher incremental yields for each year they were willing to extend maturities, from one-to-12-years. A steep yield curve is important to investors in determining the relationship between risk and reward, as well as relative value.

The economy's sluggishness caused a decline in tax revenues for many municipalities, prompting the major rating agencies to put many municipalities on negative credit watch. South Carolina encountered continued, but slower growth, and did not experience any budget gaps. As a result, the state maintained its "AAA" rating.

Weak economic growth and the uncertainty surrounding Iraq and North Korea also stimulated demand for higher quality credits. Investors were drawn to safety and security in such a politically tense environment. Further, credit spreads -- the incremental yield investors gain as credit risk increases -- were minimal by historical standards, so many investors believed they were not adequately compensated to incur the additional credit risk of lower quality bonds.

PORTFOLIO COMPOSITION
(as a percentage of 2/28/2003 portfolio assets)

What strategies did you use to manage the fund?
We sought to balance yield and price stability, while maintaining an emphasis

PORTFOLIO MANAGER INTERVIEW continued

on quality. Specifically, we sold long duration bonds--bonds with a greater sensitivity to changes in interest rates--and replaced them with "cushion" bonds. Cushion bonds are premium bonds with higher coupons and greater price stability. We tended to invest in bonds with 10-20 year maturities and five-to-eight year calls. A call feature enables the issuer to "call" the bond away from the investor on a pre-determined date, at a pre-determined price. Calls in the five-to-eight year range are considered to be fairly short call dates, which typically reinforces price stability. The fact that these bonds have short call dates also enabled us to take advantage of the steepness of the yield curve in that maturity range, adding to returns. This strategy is called "rolling down the yield curve". This strategy is useful when a yield curve is steep--when significantly higher yields are available for each year an investor extends maturities--because, conversely, yields drop dramatically each year a bond gets closer to maturity. The drop in yield then generates a corresponding spike in price appreciation, producing attractive returns. Our investments centered on "AAA" and "AA"-rated bonds, because lower-rated bonds offered little incremental yield.

PORTFOLIO QUALITY
(as a percentage of 2/28/2003 Market Value of Bonds)

What is your outlook over the next six months?

We expect the environment to be challenging. We think the economy could strengthen and the situation with Iraq could begin to get resolved, which could create a potentially inflationary environment. If this scenario unfolds as we anticipate, we would not be surprised to see a sharp, fast rise in yields and a corresponding drop in prices. The fund has been structured defensively in preparation of this climate. Our long-term strategies have focused on price stability and income. We believe the fund's substantial position in high coupon, premium bonds and our emphasis on quality should help cushion some of the expected price erosion.

While we believe the move to higher rates will not be without its challenges, shifting market conditions typically create opportunities for the longer-term. With strategies in place to help protect the fund's NAV, we will be ready to secure opportunities that a higher yielding environment can bring.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$10.36	$10.25	$9.79	$9.84	$10.44	$10.08
Income from investment operations
Net investment income	0.20	0.44	0.45	0.46	0.46	0.46
Net realized and unrealized gains or losses on securities	0.10	0.11	0.46	0.02	-0.50	0.39
Total from investment operations	0.30	0.55	0.91	0.48	-0.04	0.85
Distributions to shareholders from
Net investment income	-0.20	-0.44	-0.45	-0.46	-0.46	-0.46
Net realized gains	-0.01	0	0	-0.07	-0.10	-0.03
Total distributions to shareholders	-0.21	-0.44	-0.45	-0.53	-0.56	-0.49
Net asset value, end of period	$10.45	$10.36	$10.25	$9.79	$9.84	$10.44
Total return[1]	2.89%	5.51%	9.54%	5.16%	-0.56%	8.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$67,454	$59,624	$3,638	$1,937	$2,324	$1,744
Ratios to average net assets
Expenses[2]	0.86%[3]	0.86%	0.89%	0.79%	0.70%	0.77%
Net investment income	3.88%[3]	4.12%	4.50%	4.81%	4.43%	4.56%
Portfolio turnover rate	13%	17%	17%	55%	35%	31%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$10.36	$10.25	$9.79	$9.84	$10.44	$10.08
Income from investment operations
Net investment income	0.16	0.36	0.38	0.39	0.38	0.38
Net realized and unrealized gains or losses on securities	0.10	0.11	0.46	0.02	-0.50	0.39
Total from investment operations	0.26	0.47	0.84	0.41	-0.12	0.77
Distributions to shareholders from
Net investment income	-0.16	-0.36	-0.38	-0.39	-0.38	-0.38
Net realized gains	-0.01	0	0	-0.07	-0.10	-0.03
Total distributions to shareholders	-0.17	-0.36	-0.38	-0.46	-0.48	-0.41
Net asset value, end of period	$10.45	$10.36	$10.25	$9.79	$9.84	$10.44
Total return[1]	2.51%	4.73%	8.73%	4.38%	-1.30%	7.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$11,982	$8,165	$4,920	$4,627	$5,393	$4,542
Ratios to average net assets
Expenses[2]	1.60%[3]	1.61%	1.64%	1.53%	1.45%	1.53%
Net investment income	3.12%[3]	3.49%	3.77%	4.04%	3.68%	3.76%
Portfolio turnover rate	13%	17%	17%	55%	35%	31%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31, 2002[1]

CLASS C
Net asset value, beginning of period	$10.36	$9.97
Income from investment operations
Net investment income	0.16	0.15
Net realized and unrealized gains or losses on securities	0.10	0.39
Total from investment operations	0.26	0.54
Distributions to shareholders from
Net investment income	-0.16	-0.15
Net realized gains	-0.01	0
Total distributions to shareholders	-0.17	-0.15
Net asset value, end of period	$10.45	$10.36
Total return[2]	2.51%	5.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$6,587	$204
Ratios to average net assets
Expenses[3]	1.58%[4]	1.61%[4]
Net investment income	3.09%[4]	3.15%[4]
Portfolio turnover rate	13%	17%

1.  For the period from March 27, 2002 (commencement of class operations), to August 31, 2002.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS I1
Net asset value, beginning of period	$10.36	$10.25	$9.79	$9.84	$10.44	$10.08
Income from investment operations
Net investment income	0.21	0.46	0.48	0.49	0.48	0.48
Net realized and unrealized gains or losses on securities	0.10	0.11	0.46	0.02	-0.50	0.40
Total from investment operations	0.31	0.57	0.94	0.51	-0.02	0.88
Distributions to shareholders from
Net investment income	-0.21	-0.46	-0.48	-0.49	-0.48	-0.49
Net realized gains	-0.01	0	0	-0.07	-0.10	-0.03
Total distributions to shareholders	-0.22	-0.46	-0.48	-0.56	-0.58	-0.52
Net asset value, end of period	$10.45	$10.36	$10.25	$9.79	$9.84	$10.44
Total return	3.02%	5.77%	9.82%	5.42%	-0.31%	8.87%
Ratios and supplemental data
Net assets, end of period (thousands)	$355,243	$344,905	$50,292	$54,231	$61,314	$66,303
Ratios to average net assets
Expenses[2]	0.61%[3]	0.61%	0.64%	0.54%	0.45%	0.46%
Net investment income	4.12%[3]	4.40%	4.77%	5.04%	4.69%	4.71%
Portfolio turnover rate	13%	17%	17%	55%	35%	31%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

3.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 93.8%
AIRPORT 1.1%
Horry Cnty., SC Arpt. RB, Ser. A, 5.60%, 07/01/2017	AAA	$ 300,000	$ 318,924
Metropolitan Washington, DC Arpt. Auth. RB, Ser. A, 5.75%, 10/01/2017	AAA	4,000,000	4,448,440
4,767,364
COMMUNITY DEVELOPMENT DISTRICT 0.2%
Frederick Cnty., MD Spl. Obl. RB, Urbana CDD, 6.625%, 07/01/2025	NR	750,000	772,358
CONTINUING CARE RETIREMENT COMMUNITY 0.4%
Charleston Cnty., SC Hlth. Facs. RB, Episcopal Church Proj., Ser. A, 6.25%, 04/01/2019	NR	750,000	751,440
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien RHA Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	980,000	967,613
1,719,053
EDUCATION 17.8%
Barnwell Cnty., SC Sch. Dist. No. 45 GO, 5.40%, 02/01/2009, (Insd. by AMBAC)	AAA	850,000	927,520
Beaufort Cnty., SC Sch. Dist. GO:
Ser. A, 5.00%, 03/01/2015	AA	1,600,000	1,729,200
Ser. A, 5.00%, 03/01/2016	AA	2,395,000	2,571,296
Berkeley Cnty., SC Sch. Dist. GO:
5.375%, 04/01/2014	AA+	2,200,000	2,450,624
5.375%, 04/01/2015	AA+	2,000,000	2,217,860
5.375%, 04/01/2016	AA+	4,500,000	4,967,865
5.375%, 04/01/2017	AA+	5,000,000	5,487,850
5.375%, 04/01/2018	AA+	3,705,000	4,048,342
5.375%, 04/01/2019	AA+	5,500,000	5,982,845
Citadel Military College, SC RB, 5.125%, 04/01/2017, (Insd. by AMBAC)	AAA	1,245,000	1,340,230
Clemson Univ., SC Univ. RB:
6.00%, 05/01/2012, (Insd. by AMBAC)	AAA	540,000	625,234
6.00%, 05/01/2013, (Insd. by AMBAC)	AAA	2,785,000	3,236,448
Dorchester Cnty., SC Sch. Dist. No. 2 GO:
5.125%, 02/01/2012, (Insd. by FGIC)	AAA	1,065,000	1,117,835
5.20%, 02/01/2017, (Insd. by FGIC)	AAA	2,250,000	2,360,362
5.20%, 02/01/2018, (Insd. by FGIC)	AAA	3,000,000	3,088,590
Fairfield Cnty., SC Sch. Dist. COP, Fairfield Primary Geiger & Kelly Miller Proj., 5.50%, 03/01/2007	AA	1,205,000	1,297,906
Fulton Cnty., GA Dev. Auth. RB, 5.50%, 10/01/2017, (Insd. by AMBAC)	AAA	2,895,000	3,234,844
Georgetown Cnty., SC Sch. Dist. GO, 5.75%, 03/01/2013	AA+	2,000,000	2,307,080
Greenville Cnty., SC Sch. Dist. Installment Purchase RB:
5.875%, 12/01/2017	AA-	2,000,000	2,243,240
5.875%, 12/01/2018	AA-	1,000,000	1,119,080
Greenville Cnty., SC Sch. Dist. Installment RB, 6.00%, 12/01/2021	AA-	1,000,000	1,118,760
Kershaw Cnty., SC Sch. Dist. GO, 5.50%, 02/01/2011	AA+	1,000,000	1,132,400
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
EDUCATION continued
Laurens Cnty., SC Sch. Dist. No. 55 GO, 5.50%, 03/01/2016, (Insd. by FGIC)	AAA	$ 1,025,000	$ 1,141,204
Oconee Cnty., SC Sch. Dist. GO:
5.00%, 09/01/2010, (Insd. by MBIA)	AAA	1,000,000	1,092,060
5.10%, 09/01/2011, (Insd. by MBIA)	AAA	1,155,000	1,264,205
5.10%, 09/01/2012, (Insd. by MBIA)	AAA	1,090,000	1,190,237
5.10%, 09/01/2013, (Insd. by MBIA)	AAA	275,000	301,485
Orangeburg Cnty., SC Sch. Dist. No. 5 GO:
5.25%, 03/01/2017	AA+	1,665,000	1,800,614
5.75%, 03/01/2014, (Insd. by FSA)	AAA	500,000	582,835
Platte Cnty., MO Sch. Dist. GO, 5.375%, 03/01/2017	AA+	2,000,000	2,182,360
Richland Cnty., SC Edl. Facs. RB, Benedict College Proj., 6.25%, 07/01/2014	AA	1,190,000	1,351,352
Richland Cnty., SC Sch. Dist. No. 1 GO:
5.00%, 03/01/2016	AA+	975,000	1,020,201
5.75%, 03/01/2016	AA+	1,000,000	1,125,540
Ser. A, 5.00%, 03/01/2016	AA+	2,980,000	3,217,596
South Carolina Edl. Assistance Auth. RB, Gtd. Student Loans, Ser. C, 5.875%, 09/01/2007	A	250,000	267,840
Spartanburg Cnty., SC GO, 5.375%, 04/01/2019	AA	1,000,000	1,087,490
Spartanburg Cnty., SC Sch. Dist. No. 5 GO, 5.25%, 05/01/2011	AA+	1,000,000	1,131,060
Univ. South Carolina Athletic Facs. RB:
5.50%, 05/01/2018, (Insd. by AMBAC)	AAA	1,300,000	1,445,288
5.50%, 05/01/2020, (Insd. by AMBAC)	AAA	1,425,000	1,564,750
Univ. South Carolina RB:
Ser. A, 5.50%, 06/01/2014	AA	575,000	645,765
Ser. A, 5.50%, 06/01/2015	AA	605,000	675,362
York Cnty., SC Sch. Dist. No. 3 GO, Ser. A, 5.125%, 03/01/2018	AA+	1,000,000	1,076,710
78,769,365
ELECTRIC REVENUE 1.3%
Oconee Cnty., SC PCRB, 5.80%, 04/01/2014	A+	2,500,000	2,558,725
Piedmont, SC Muni. Pwr. Agcy. RRB:
6.25%, 01/01/2009	AAA	1,150,000	1,365,797
6.75%, 01/01/2019	AAA	500,000	634,315
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.25%, 07/01/2009	NR	1,250,000	1,325,850
5,884,687
ESCROW 0.1%
Calhoun Cnty., SC Solid Wst. Disposal Facs. RB, Eastman Kodak Co. Proj., 6.75%, 05/01/2017	BBB+	400,000	506,120
GENERAL OBLIGATION - LOCAL 13.0%
Anderson Cnty., SC Sch. Dist. No. 2 GO:
Ser. B, 6.00%, 03/01/2014	AA+	1,200,000	1,393,620
Ser. B, 6.00%, 03/01/2016	AA+	1,325,000	1,525,406
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
Beaufort Cnty., SC GO:
5.00%, 02/01/2013, (Insd. by FGIC)	AAA	$ 1,300,000	$ 1,405,300
5.00%, 02/01/2014, (Insd. by FGIC)	AAA	1,000,000	1,073,250
5.25%, 02/01/2017, (Insd. by FGIC)	AAA	1,160,000	1,249,413
Berkeley Cnty., SC Sch. Dist. COP, Berkeley Sch. Facs. Group, Inc., 5.15%, 02/01/2008, (Insd. by MBIA)	AAA	2,270,000	2,510,393
Berkeley Cnty., SC Sch. Dist. GO:
5.50%, 01/15/2014, (Insd. by FSA)	AAA	1,570,000	1,797,556
5.50%, 01/15/2016, (Insd. by FSA)	AAA	1,100,000	1,242,648
5.50%, 01/15/2018, (Insd. by FSA)	AAA	9,715,000	10,869,239
Charleston Cnty., SC GO, 5.50%, 06/01/2014	AA+	1,250,000	1,403,713
Dallas, TX GO, 5.25%, 02/15/2019	AAA	3,465,000	3,692,754
Florence Cnty., SC Sch. Dist. No. 1 GO:
5.80%, 05/01/2007, (Insd. by FGIC)	AAA	1,150,000	1,182,349
5.80%, 05/01/2008, (Insd. by FGIC)	AAA	1,175,000	1,208,053
5.80%, 05/01/2009, (Insd. by FGIC)	AAA	1,200,000	1,233,648
Georgetown Cnty., SC Sch. Dist. GO, 5.25%, 03/01/2019	AA+	3,085,000	3,318,565
Greenville Cnty., SC GO:
5.35%, 04/01/2019	AAA	980,000	1,076,442
5.40%, 04/01/2021	AAA	1,120,000	1,220,128
5.50%, 04/01/2025	AAA	2,700,000	2,897,262
Greenville, SC Mem. Auditorium Dist. GO, Bi-Lo Ctr. Proj., 5.75%, 04/01/2018, (Insd. by AMBAC)	AAA	400,000	457,752
Horry Cnty., SC GO, 5.125%, 03/01/2017	AAA	1,160,000	1,235,098
Houston, TX Independent Sch. Dist. GO, Refunding Ser. A, 5.25%, 02/15/2018	AAA	5,220,000	5,577,361
Jefferson Cnty., MO Reorganized Sch. Dist. GO, 5.375%, 03/01/2015	AA+	1,545,000	1,701,617
North Charleston, SC GO:
5.50%, 08/01/2005	AA-	1,000,000	1,038,280
5.50%, 08/01/2006	AA-	1,670,000	1,733,928
Richland Cnty., SC GO, Ser. C, 5.80%, 03/01/2007	AA	1,645,000	1,662,092
Richland Cnty., SC Sch. Dist. No. 1 GO, 5.75%, 03/01/2017	AA+	2,160,000	2,438,273
Spartanburg Cnty., SC GO, 5.375%, 04/01/2020	AA	1,005,000	1,092,927
57,237,067
GENERAL OBLIGATION - STATE 2.6%
Commonwealth of Puerto Rico GO, 5.65%, 07/01/2015, (Insd. by MBIA)	AAA	1,000,000	1,186,290
Puerto Rico Pub. Fin. Corp. GO, Ser. A, 5.50%, 08/01/2019, (Insd. by MBIA)	AAA	3,000,000	3,328,140
South Carolina GO:
6.00%, 03/01/2003	AAA	350,000	350,144
6.00%, 03/01/2004	AAA	375,000	386,212
Ser. A, 4.60%, 05/01/2011	AAA	2,385,000	2,594,832
Tennessee GO, Ser. B, 5.25%, 05/01/2017	AA	3,325,000	3,597,484
11,443,102
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL 10.5%
Florence Cnty., SC Hosp. RRB, McLeod Regl. Med. Ctr. Proj., 5.25%, 11/01/2009, (Insd. by FGIC)	AAA	$ 1,000,000	$ 1,033,060
Greenville Hosp. Sys., SC Hosp. Facs. RRB:
Ser. A, 5.00%, 05/01/2004	AA	2,840,000	2,954,707
Ser. A, 5.75%, 05/01/2014	AA	1,000,000	1,061,240
Ser. B, 5.60%, 05/01/2010	AA	1,115,000	1,199,339
Greenville, SC Hosp. Facs. Auth. RRB, Ser. A, 5.25%, 05/01/2017	AA	2,000,000	2,064,700
Greenwood Cnty., SC Hosp. Facs. RB, Self Mem. Hosp., 5.50%, 10/01/2021	A+	2,260,000	2,311,099
Horry Cnty., SC Hosp. Fee Spl. Obl. RB:
4.75%, 04/01/2007	A	585,000	636,831
6.00%, 04/01/2014	A	500,000	563,650
6.00%, 04/01/2015	A	1,000,000	1,122,040
Laurens Cnty., SC Hlth. Care Sys. GO, 5.70%, 01/01/2008, (Insd. by MBIA)	AAA	1,030,000	1,066,617
Lexington Cnty., SC Hlth. Svcs. Dist., Inc. Hosp. RRB, 6.00%, 11/01/2018	A	6,650,000	7,215,582
Loris, SC Community Hosp. RB:
Ser. A, 5.50%, 01/01/2016	BBB	1,000,000	978,320
Ser. B, 5.625%, 01/01/2020	BBB	1,000,000	979,160
Medical Univ., SC Hosp. Auth. RRB:
Ser. A, 6.25%, 08/15/2022	BBB+	6,500,000	6,768,190
Ser. A, 6.375%, 08/15/2027	BBB+	1,500,000	1,554,360
Richland Cnty., SC Hosp. Facs. RB, 7.10%, 07/01/2005, (Insd. by FSA)	AAA	1,890,000	2,038,724
South Carolina Jobs EDA Hosp. Facs. RB:
Anderson Area Med. Ctr.:
5.25%, 02/01/2015, (Insd. by MBIA)	AAA	1,500,000	1,569,870
5.50%, 02/01/2011, (Insd. by FSA)	AAA	265,000	297,102
5.625%, 02/01/2010, (Insd. by FSA)	AAA	1,050,000	1,179,623
Georgetown Mem. Hosp., 6.00%, 11/01/2014	AAA	1,600,000	1,815,984
Spartanburg Cnty., SC Hlth. Svcs. Dist. RRB:
5.00%, 04/15/2011, (Insd. by AMBAC)	AAA	2,595,000	2,804,001
5.50%, 04/15/2015, (Insd. by AMBAC)	AAA	4,035,000	4,385,633
5.50%, 04/15/2017, (Insd. by FSA)	AAA	500,000	545,280
46,145,112
HOUSING 3.3%
Rock Hill, SC Hsg. Dev. Corp. MHRRB, 7.50%, 07/01/2010	AAA	100,000	100,635
South Carolina Hsg. Auth. RB, Homeownership Mtge. Purchase, Ser. A, 6.15%, 07/01/2008	AA	2,295,000	2,419,733
South Carolina Hsg. Fin. & Dev. Auth. MHRB:
Ser. A, 6.80%, 11/15/2011, (Insd. by FHA & FNMA)	AAA	95,000	97,081
Runaway Bay Apts. Proj., 6.125%, 12/01/2015	AA-	300,000	317,553
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING continued
South Carolina Hsg. Fin. & Dev. Auth. Mtge. RB:
Ser. A, 5.95%, 07/01/2029, (Insd. by FHA)	AAA	$ 420,000	$ 438,492
Ser. A, 6.35%, 07/01/2025, (Insd. by FHA)	AA	405,000	419,548
Ser. A, 6.55%, 07/01/2015	AA	70,000	72,578
Ser. B-1, 5.75%, 07/01/2015, (Insd. by FSA)	AAA	2,980,000	3,200,163
Heritage Ctr. Apts., Ser. A, 6.15%, 07/01/2025, (Insd. by FHA)	AA	595,000	605,460
Heritage Ctr. Apts., Ser. A, 5.85%, 07/01/2010	AA	645,000	660,164
South Carolina Hsg. Fin. & Dev. Auth. RB, Single Family Mtge. Purchase, 5.50%, 07/01/2025	AAA	1,000,000	1,088,010
Spartanburg, SC Leased Hsg. Corp. Mtge. RRB, 7.50%, 10/01/2011	A1	420,000	433,411
Univ. South Carolina RB:
5.60%, 06/01/2017, (Insd. by AMBAC)	AAA	1,015,000	1,128,386
5.70%, 06/01/2020, (Insd. by MBIA)	AAA	3,465,000	3,666,316
14,647,530
INDUSTRIAL DEVELOPMENT REVENUE 1.3%
Bucks Cnty., PA IDA RB, Waste Mgmt. Inc. Proj., 4.90%, 02/01/2008	BBB	3,000,000	3,055,020
Darlington Cnty., SC IDRB:
Nucor Corp. Proj., Ser. A, 5.75%, 08/01/2023	A+	500,000	510,385
Sonoco Products Co. Proj., 6.00%, 04/01/2026	A-	750,000	777,172
South Carolina Jobs EDA Hosp. Facs. RB, Oconee Mem. Hosp., Inc., 6.15%, 03/01/2015	AAA	200,000	218,640
South Carolina Jobs EDA-IDRB, Plast-Line, Inc. Proj.:
5.50%, 07/01/2006, (LOC: Keybank)	A	220,000	224,941
5.70%, 07/01/2009, (LOC: Keybank)	A	200,000	204,298
5.80%, 07/01/2010, (LOC: Keybank)	A	190,000	194,049
5.90%, 07/01/2011, (LOC: Keybank)	A	230,000	234,568
6.25%, 07/01/2017, (LOC: Keybank)	A	400,000	407,156
5,826,229
LEASE 1.3%
Greenville Cnty., SC Sch. Dist. Installment RB, 6.00%, 12/01/2020	AA-	5,000,000	5,614,850
PORT AUTHORITY 0.2%
South Carolina Port Auth. RB:
6.50%, 07/01/2006, (Insd. by AMBAC)	AAA	500,000	508,700
Ser. 1991, 6.625%, 07/01/2011, (Insd. by AMBAC)	AAA	500,000	508,475
1,017,175
POWER 6.9%
Piedmont, SC Muni. Pwr. Agcy. RRB:
5.50%, 01/01/2013, (Insd. by MBIA)	AAA	695,000	806,082
5.60%, 01/01/2009, (Insd. by MBIA)	AAA	1,695,000	1,953,996
Ser. A, 6.50%, 01/01/2014, (Insd. by FGIC)	AAA	290,000	362,552
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
POWER continued
South Carolina Pub. Svcs. Auth. RB:
Ser. A, 5.00%, 01/01/2014, (Insd. by MBIA)	AAA	$ 1,000,000	$ 1,061,810
Ser. A, 5.50%, 01/01/2014, (Insd. by FSA)	AAA	4,095,000	4,680,626
Ser. A, 5.50%, 01/01/2018, (Insd. by FSA)	AAA	1,615,000	1,803,971
Ser. A, 5.50%, 01/01/2019, (Insd. by FSA)	AAA	4,185,000	4,643,676
Ser. A, 5.75%, 01/01/2014, (Insd. by MBIA)	AAA	2,500,000	2,837,950
Ser. A, 5.75%, 01/01/2015, (Insd. by MBIA)	AAA	2,000,000	2,262,580
Ser. B, 5.00%, 01/01/2018, (Insd. by MBIA)	AAA	3,045,000	3,195,788
Ser. B, 5.70%, 01/01/2008, (Insd. by FGIC)	AAA	1,000,000	1,128,340
Ser. B, 6.50%, 01/01/2006, (Insd. by FGIC)	AAA	1,250,000	1,417,963
South Carolina Pub. Svcs. Auth. RRB, Ser. B, 5.875%, 01/01/2013, (Insd. by FGIC)	AAA	3,745,000	4,206,571
30,361,905
PUBLIC FACILITIES 3.7%
Charleston Cnty., SC COP, Refunding Charleston Pub. Facs. Corp.:
5.50%, 12/01/2015, (Insd. by MBIA)	AAA	5,500,000	5,924,490
6.00%, 12/01/2009, (Insd. by MBIA)	AAA	3,495,000	4,142,938
Florence Cnty., SC COP, Law Enforcement Ctr. Proj.:
5.70%, 03/01/2003, (Insd. by AMBAC)	AAA	1,485,000	1,485,579
6.00%, 03/01/2006, (Insd. by AMBAC)	AAA	1,220,000	1,244,900
Hilton Head Islands, SC Pub. Facs. Corp. COP, 5.40%, 03/01/2009, (Insd. by AMBAC)	AAA	1,000,000	1,092,140
Puerto Rico Pub. Bldgs Auth. RB, Ser. B, 5.25%, 07/01/2021, (Insd. by FSA)	AAA	2,000,000	2,151,280
South Carolina Resources Auth. RB, Ser. A, 7.00%, 06/01/2003	AA	190,000	192,879
16,234,206
RESOURCE RECOVERY 1.1%
Charleston Cnty., SC Resource Recovery RB:
5.15%, 01/01/2009, (Insd. by AMBAC)	AAA	3,000,000	3,285,870
5.25%, 01/01/2010, (Insd. by AMBAC)	AAA	1,500,000	1,645,020
4,930,890
SPECIAL TAX 0.3%
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien, Ser. A, 5.50%, 10/01/2018	BBB-	1,500,000	1,531,620
STUDENT LOAN 0.5%
South Carolina Edl. Assistance Auth. RB:
Gtd. Student Loan Sr. Lien, Ser. A-3, 5.80%, 09/01/2004	AAA	1,000,000	1,060,310
Gtd. Student Loan Sub. Lien, Ser. B, 5.70%, 09/01/2005	A	1,000,000	1,082,310
2,142,620
TOBACCO REVENUE 1.8%
Tobacco Settlement Revenue Mgmt. Auth., SC RB, Ser. B, 6.00%, 05/15/2022	A	8,200,000	8,030,834
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION 5.2%
Columbia, SC Parking Facs. RRB, 5.875%, 12/01/2013, (Insd. by AMBAC)	AAA	$ 2,000,000	$ 2,197,980
South Carolina Trans. Infrastructure Bank RB:
5.50%, 10/01/2013	AAA	1,000,000	1,132,950
5.50%, 10/01/2019, (Insd. by AMBAC)	Aaa	3,440,000	3,780,422
Ser. A, 4.50%, 10/01/2014, (Insd. by MBIA)	AAA	5,475,000	5,700,679
Ser. A, 5.00%, 10/01/2007, (Insd. by MBIA)	AAA	1,040,000	1,170,853
Ser. A, 5.00%, 10/01/2012, (Insd. by MBIA)	AAA	1,000,000	1,082,460
Ser. A, 5.375%, 10/01/2018, (Insd. by MBIA)	AAA	5,000,000	5,466,650
Virginia Beach, VA Dev. Auth. RB, Town Ctr. Proj., Ser. A, 5.375%, 08/01/2019, (Insd. by FSA)	AA	2,225,000	2,417,663
22,949,657
UTILITY 3.9%
Camden, SC Pub. Util. RRB, 5.50%, 03/01/2022, (Insd. by MBIA)	AAA	1,000,000	1,057,570
Greenwood, SC Combined Pub. Util. RRB:
5.35%, 12/01/2005, (Insd. by AMBAC)	AAA	1,400,000	1,472,548
5.50%, 12/01/2008, (Insd. by AMBAC)	AAA	1,000,000	1,052,950
5.70%, 12/01/2010, (Insd. by AMBAC)	AAA	1,320,000	1,389,815
Greer, SC Combined Util. Sys. RB, 4.75%, 09/01/2011, (Insd. by AMBAC)	AAA	1,125,000	1,225,114
Hilton Head, SC Pub. Service Dist. No. 1 RB, 5.50%, 08/01/2015, (Insd. by MBIA)	AAA	2,000,000	2,208,540
Hilton Head, SC Pub. Service Dist. No. 1 RRB, 5.50%, 08/01/2020	AAA	4,000,000	4,190,880
Rock Hill, SC Util. Sys. RRB:
5.25%, 01/01/2008, (Insd. by AMBAC)	AAA	2,630,000	2,687,465
Ser. C, 5.00%, 01/01/2007, (Insd. by FSA)	AAA	1,745,000	1,936,933
17,221,815
WATER & SEWER 17.3%
Anderson Cnty., SC Joint Muni. Wtr. Sys. RB:
5.50%, 07/15/2015, (Insd. by FSA)	AAA	1,610,000	1,825,563
5.50%, 07/15/2016, (Insd. by FSA)	AAA	1,695,000	1,909,112
Berkeley Cnty., SC PCRB, 6.50%, 10/01/2014	BBB+	750,000	775,598
Berkeley Cnty., SC Wtr. & Swr. RRB:
5.50%, 06/01/2013, (Insd. by MBIA)	AAA	1,500,000	1,546,170
5.55%, 06/01/2014, (Insd. by MBIA)	AAA	2,420,000	2,493,665
Charleston, SC Wtrwrks. & Swr. RRB:
5.00%, 01/01/2009	AA-	1,500,000	1,675,785
5.125%, 01/01/2010	AA-	3,700,000	4,158,541
5.25%, 01/01/2018	AA-	2,000,000	2,168,740
Columbia, SC Wtrwrks. & Swr. Sys. RB:
6.00%, 02/01/2014	AA	2,000,000	2,362,600
6.00%, 02/01/2015	AA	1,960,000	2,315,348
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
WATER & SEWER continued
Columbia, SC Wtrwrks. & Swr. Sys. RRB:
5.50%, 02/01/2009	AA	$ 500,000	$ 572,135
5.70%, 02/01/2010	AA	3,970,000	4,606,589
Florence, SC Wtr. & Swr. RB, 7.50%, 03/01/2014, (Insd. by AMBAC)	AAA	695,000	880,336
Florence, SC Wtr. & Swr. RRB, 5.20%, 03/01/2007, (Insd. by AMBAC)	AAA	1,600,000	1,637,760
Fort Worth, TX Wtr. & Swr. RB, 5.25%, 02/15/2014	AA	2,000,000	2,167,660
Georgetown Cnty., SC Wtr. & Swr. Dist. RRB, Impt. Jr. Lien, 6.50%, 06/01/2017	NR	200,000	226,516
Grand Strand, SC Wtr. & Swr. Auth. RRB:
5.375%, 06/01/2017, (Insd. by FSA)	AAA	4,115,000	4,542,219
5.375%, 06/01/2018, (Insd. by FSA)	AAA	4,335,000	4,756,969
6.375%, 06/01/2012, (Insd. by MBIA)	AAA	4,555,000	5,440,310
Greenville, SC Swr. Sys. RB, 5.50%, 04/01/2019, (Insd. by MBIA)	AAA	1,080,000	1,192,028
Greenville, SC Wtrwrks. RB:
5.25%, 02/01/2015	AAA	755,000	837,182
5.25%, 02/01/2016	AAA	1,735,000	1,911,432
5.25%, 02/01/2017	AAA	2,170,000	2,375,260
5.50%, 02/01/2022	AAA	2,000,000	2,118,860
Lexington, SC Wtr. & Swr. RB:
5.50%, 04/01/2029	AAA	2,000,000	2,269,280
Ser. A, 5.75%, 04/01/2020, (Insd. by MBIA)	AAA	500,000	556,335
North Charleston, SC RRB, Ser. A, 6.375%, 07/01/2012, (Insd. by MBIA)	AAA	3,750,000	4,595,850
North Charleston, SC Swr. Dist. RRB, 5.50%, 07/01/2016, (Insd. by FSA)	AAA	2,785,000	3,155,015
Western Carolina Regl. Swr. Auth. SC RRB:
5.375%, 03/01/2017	AAA	3,130,000	3,417,929
5.375%, 03/01/2018, (Insd. by FSA)	AAA	2,940,000	3,193,692
5.40%, 03/01/2007, (Insd. by FGIC)	AAA	2,090,000	2,132,553
5.50%, 03/01/2010, (Insd. by FGIC)	AAA	2,300,000	2,354,372
76,171,404
Total Municipal Obligations			413,924,963
SHORT-TERM INVESTMENTS 5.7%
INDUSTRIAL DEVELOPMENT REVENUE 3.4%
Burke Cnty., GA Dev. Auth. PCRB 1.30%, 04/04/2003	A	15,000,000	15,000,000
GENERAL OBLIGATION - STATE 1.4%
Hawaii GO, Ser. 1988C, 3.00%, 03/10/2003		6,200,000	6,200,000
21,200,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Shares	Value

MUTUAL FUND SHARES 0.9%
Evergreen Institutional Municipal Money Market Fund (o)	4,017,680	$ 4,017,680
Total Short-Term Investments		25,217,680
Total Investments (cost $412,054,620) 99.5%		439,142,643
Other Assets and Liabilities 0.5%		2,122,780
Net Assets 100.0%		$ 441,265,423

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	IDRB	Industrial Development Revenue Bond
CDD	Community Development District	LOC	Letter of Credit
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance Corporation
EDA	Economic Development Authority	MHRB	Multifamily Housing Revenue Bond
FGIC	Financial Guaranty Insurance Company	MHRRB	Multifamily Housing Refunding Revenue Bond
FHA	Federal Housing Authority	PCRB	Pollution Control Revenue Bond
FNMA	Federal National Mortgage Association	RB	Revenue Bond
FSA	Financial Security Assurance Incorporated	RHA	Residential Housing Association
GO	General Obligation	RRB	Refunding Revenue Bond
IDA	Industrial Development Authority

The following table shows the percent of total investments invested by geographic location as of February 28, 2003:

South Carolina	84.4%
Georgia	4.4%
Texas	2.6%
Puerto Rico	1.5%
Hawaii	1.4%
District of Columbia	1.0%
Missouri	0.9%
Tennessee	0.8%
Pennsylvania	0.7%
U.S. Virgin Islands	0.7%
Virginia	0.6%
Maryland	0.2%
Non-state Specific	0.8%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (unaudited)

Assets
Identified cost of securities	$ 412,054,620
Net unrealized gains on securities	27,088,023

Market value of securities	439,142,643
Receivable for Fund shares sold	430,917
Interest receivable	5,831,050
Prepaid expenses and other assets	29,118

Total assets	445,433,728

Liabilities
Dividends payable	1,344,312
Payable for Fund shares redeemed	2,777,375
Advisory fee payable	15,267
Distribution Plan expenses payable	2,888
Due to other related parties	3,635
Accrued expenses and other liabilities	24,828

Total liabilities	4,168,305

Net assets	$ 441,265,423

Net assets represented by
Paid-in capital	$ 413,750,673
Overdistributed net investment income	(67,902)
Accumulated net realized gains on securities	494,629
Net unrealized gains on securities	27,088,023

Total net assets	$ 441,265,423

Net assets consists of
Class A	$ 67,453,549
Class B	11,982,220
Class C	6,587,070
Class I	355,242,584

Total net assets	$ 441,265,423

Shares outstanding
Class A	6,452,714
Class B	1,146,263
Class C	630,181
Class I	33,983,862

Net asset value per share
Class A	$ 10.45
Class A -- Offering price (based on sales charge of 4.75%)	$ 10.97
Class B	$ 10.45
Class C	$ 10.45
Class C -- Offering price (based on sales charge of 1.00%)	$ 10.56
Class I	$ 10.45

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (unaudited)

Investment income
Interest	$ 10,054,527

Expenses
Advisory fee	892,636
Distribution Plan expenses
Class A	78,587
Class B	49,196
Class C	17,581
Administrative services fees	212,532
Transfer agent fee	48,136
Trustees' fees and expenses	4,129
Printing and postage expenses	14,400
Custodian fee	65,825
Registration and filing fees	39,633
Professional fees	8,389
Other	4,315

Total expenses	1,435,359
Less: Expense reductions	(1,444)

Net expenses	1,433,915

Net investment income	8,620,612

Net realized and unrealized gains or losses on securities
Net realized gains on securities	1,292,443
Net change in unrealized gains or losses on securities	2,906,693

Net realized and unrealized gains or losses on securities	4,199,136

Net increase in net assets resulting from operations	$ 12,819,748

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2003 (unaudited)		Year Ended August 31, 2002 (a)

Operations
Net investment income		$ 8,620,612		$ 5,999,385
Net realized gains on securities		1,292,443		881,907
Net change in unrealized gains or losses on securities		2,906,693		7,643,231

Net increase in net assets resulting from operations		12,819,748		14,524,523

Distributions to shareholders from
Net investment income
Class A		(1,209,525)		(730,104)
Class B		(151,667)		(207,815)
Class C		(53,426)		(992)
Class I		(7,146,339)		(5,177,465)
Net realized gains
Class A		(52,650)		0
Class B		(7,977)		0
Class C		(2,089)		0
Class I		(289,293)		0

Total distributions to shareholders		(8,912,966)		(6,116,376)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,313,977	13,567,338	660,017	6,725,065
Class B	416,220	4,315,677	436,462	4,432,331
Class C	609,695	6,339,652	19,650	200,589
Class I	3,147,819	32,686,673	1,442,482	14,740,530

		56,909,340		26,098,515

Net asset value of shares issued in reinvestment of distributions
Class A	62,030	642,252	43,737	448,468
Class B	8,536	88,321	13,404	136,214
Class C	1,863	19,220	66	679
Class I	36,385	374,692	38,060	387,848

		1,124,485		973,209

Automatic conversion of Class B shares to Class A shares
Class A	12,647	131,822	89,921	906,930
Class B	(12,647)	(131,822)	(89,921)	(906,930)

		0		0

Payment for shares redeemed
Class A	(690,770)	(7,178,255)	(315,707)	(3,225,338)
Class B	(53,896)	(559,465)	(51,973)	(527,024)
Class C	(1,093)	(11,269)	0	0
Class I	(2,490,545)	(25,823,569)	(1,337,337)	(13,643,874)

		(33,572,558)		(17,396,236)

Net asset value of shares issued in acquisition
Class A	0	0	4,921,801	49,864,746
Class I	0	0	28,239,241	286,099,441

		0		335,964,187

(a) For Class C shares, for the period from March 27, 2002 (commencement of class operations), to August 31, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Six Months Ended February 28, 2003 (unaudited)	Year Ended August 31, 2002

Net increase in net assets resulting from capital share transactions	$ 24,461,267	$ 345,639,675

Total increase in net assets	28,368,049	354,047,822
Net assets
Beginning of period	412,897,374	58,849,552

End of period	$ 441,265,423	$ 412,897,374

Overdistributed net investment income	$ (67,902)	$ (127,557)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen South Carolina Municipal Bond Fund (the "Fund") is a non-diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

d. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amount waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 7, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia South Carolina Municipal Fund in a tax-free exchange for Class A and Class I shares of the Fund. The acquired net assets consisted primarily

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

of portfolio securities with unrealized appreciation of $12,331,028. The aggregate net assets of the Fund and Wachovia South Carolina Municipal Fund immediately prior to the acquisition were $63,364,162 and $335,964,187, respectively. The aggregate net assets of the Fund immediately after the acquisition were $399,328,349.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $86,619,204 and $52,048,523, respectively, for the six months ended February 28, 2003.

On February 28, 2003, the aggregate cost of securities for federal income tax purposes was $412,054,620. The gross unrealized appreciation and depreciation on securities based on tax cost was $27,417,047 and $329,024, respectively, with a net unrealized appreciation $27,088,023.

As of August 31, 2002, the Fund had $250,360 in capital loss carryovers for federal income tax purposes expiring in 2009.

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. Utilization of these capital loss carryovers were limited during the year ended August 31, 2002 in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the six months ended February 28, 2003, the Fund did not participate in the interfund lending program.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. During the six months ended February 28, 2003, the Fund received expense reductions from expense offset arrangements of $1,444 which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended February 28, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 109 Evergreen funds.

[2] Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of February 28, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565572    4/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034